VANGUARD WELLINGTON (TM) FUND

[PHOTO]

SEMIANNUAL REPORT
May 31, 2000

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment.

Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

o Diversify your investments with holdings in stocks, bonds, and cash investments.

     Remember that, at any moment, some part of a diversified portfolio will lag other parts,and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

o Step back from the daily frenzy of the markets; focus on your overall asset allocation.

o Capture as much of the market's return as possible by minimizing costs and taxes.

Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN       1            PERFORMANCE SUMMARY         9
THE MARKETS IN PERSPECTIVE     5            FUND PROFILE               10
REPORT FROM THE ADVISER        7            FINANCIAL STATEMENTS       14
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's (R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

     Vanguard Wellington Fund recorded a 1.6% return during the six months ended May 31, 2000. This modest gain was achieved amid extremely volatile markets. Value stocks--Wellington Fund's main fare--plummeted early in the period and then vigorously rebounded.

     Wellington's return trailed those of its unmanaged index benchmark and the average balanced mutual fund during the six-month period. The table at right presents the total return (capital change plus reinvested dividends) for Wellington and these comparative standards. The composite index is based on a 65% allocation to the Standard & Poor's 500 Index and a 35% weighting in the Lehman Brothers Corporate A or Better Bond Index. Returns for these two indexes also appear in the table.

     The fund's return is based on a decrease in net asset value from $29.62 per share on November 30, 1999, to $27.89 per share on May 31, 2000, and is adjusted for dividends of $0.64 per share paid from net investment income and a distribution of $1.50 per share paid from net realized capital gains. The fund's income yield as of May 31 was 4.0%.
------------------------------------------------------------
                                       TOTAL RETURNS
                                     SIX MONTHS ENDED
                                       MAY 31, 2000
------------------------------------------------------------
Vanguard Wellington Fund                     1.6%
------------------------------------------------------------
Average Balanced Fund*                       2.8%
------------------------------------------------------------
Wellington Composite Index**                 2.0%
------------------------------------------------------------
S&P 500 Index                                2.9%
------------------------------------------------------------
Lehman Corporate A or Better Index+         -0.3%
------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index; 35% Lehman Long
  Corporate AA or Better Index through February
  2000; and 35% Lehman Corporate A or Better Index thereafter.
+Lehman Long Corporate AA or Better Index through
 February 2000; Lehman Corporate A or Better Index thereafter.

THE PERIOD IN REVIEW

The U.S. economy continued a remarkably strong advance during the first half of our fiscal year. The total output of the economy during the first quarter of calendar 2000 was 5.0% higher--after adjusting for inflation--than in the first quarter of 1999. And May marked the 110th month of uninterrupted expansion for the U.S. economy--the longest expansion ever.

         A growing economy generally means good news for corporate profits and for stocks. However, during the past six months, markets were concerned that the economy might be too robust and that its rapid growth, combined with a very low unemployment rate (around 4% of the workforce), could light a fire under inflation. To cool things off, the Federal Reserve Board raised its target for short-term interest rates three times for a total of 1 percentage point from February 2 through May 16.

----------------------------------------------------------------
                                        TOTAL RETURNS
                                       ---------------------
                                   NOV. 30, 1999,    FEB. 29 TO
                                 TO FEB. 29, 2000   MAY 31, 2000
----------------------------------------------------------------
Vanguard Wellington Fund               -7.4%             9.7%
----------------------------------------------------------------
S&P 500/BARRA
 Growth Index                           2.4%            -0.4%
S&P 500/BARRA
 Value Index                           -5.8             10.0
----------------------------------------------------------------
Russell 2000 Growth Index              43.6%           -26.6%
Russell 2000 Value Index                6.5             -0.5
----------------------------------------------------------------
Nasdaq Composite Index                 41.1%           -27.4%
----------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Total Market Index, rose

2.4% during the six months. However, there were frequent, wide swings in stock prices, especially among small-capitalization and technology issues, where valuations had reached very high levels. The small-cap Russell 2000 Growth Index, which is heavily weighted in technology stocks, saw a 43.6% gain from November 30 through February 29, followed by a -26.6% decline from March through May, resulting in a 5.4% return for the half-year. The table on page 1 shows the striking shift in Wellington Fund's returns during the period, and the flip-flop in market leadership from growth stocks to value stocks.

     When the dust cleared, nearly all the major stock indexes registered gains. However, in contrast to recent years, value stocks slightly outpaced growth stocks over the six months ended May 31.

     For fixed income investors, the Fed's efforts to boost interest rates had mixed results. In response to the Fed's 1-percentage-point increase in its target federal funds rate, the yield on 3-month U.S. Treasury bills climbed as much as 91 basis points (0.91 percentage point), to 6.21% as of May 16. However, in the final two weeks of the period, rates fell. Apparently, many market participants thought that the Fed's 0.5-percentage-point increase in rates on May 16 might slow the economy enough to preempt inflation. By May 31, the 90-day T-bill yield was 5.62%, up 32 basis points during the half-year.

     Prices of longer-term Treasury securities benefited from a shrinking supply, as the growing federal budget surplus has resulted in reduced issuance of new bonds and the repurchase of some outstanding bonds. The yield of the 30-year Treasury bond fell 28 basis points, on balance, ending the half-year at 6.01%. The yield for the 10-year Treasury note rose 8 basis points during the period, to 6.27%. Prices of most corporate and municipal bonds declined during the half-year. The overall taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return, as an average price decline of about 2% was offset by six-month income of 3.4%.

PERFORMANCE OVERVIEW

The 1.6% return for Wellington Fund during the half-year lagged the 2.0% return from our composite stock/bond index and the 2.8% return for the average balanced fund. The fund's comeback from the early months of the fiscal year was due largely to the recovery of value stocks, although it also was aided by a small rise in corporate bond prices from the lows they recorded early in the fiscal half-year.

     For Wellington Fund shareholders, the market's renewed interest in value stocks was welcome. For much of the past two years, it seemed that investors were so excited about the potential of "new economy" stocks that they overlooked the reality of many "old economy" companies with excellent operations. We firmly believe that Wellington's value investing approach is sound, and that stock prices ultimately depend on actual earnings and dividends, not just on potential. And we thank our shareholders for their loyalty.

     The stock portion of Wellington Fund, which accounted for about two-thirds of assets during the six months, earned 2.3%, a bit behind the 2.9% return for the S&P 500 Index, the equity portion of our benchmark. The bond portion of the fund returned -0.8% for the half-year, versus a -0.3% return for our bond benchmark.

     Our shortfall versus the S&P 500 Index was due mainly to differences in emphasis in two sectors: the fund's lighter stake in technology and its heavier stake in materials & processing. The S&P 500's technology stocks, even after a -12% tumble in the March-May fiscal quarter, gained 12% for the half-year. This hurt the fund's relative performance because the index had a much heavier allocation to tech stocks--about 27%, on average, versus 7% for Wellington Fund. This factor also hurt our results versus the average balanced fund, which holds approximately 14% of assets in technology.The materials group, where Wellington's average stake of 14% of assets was more than three times the index weighting, was one of the market's laggards, declining about -6%.

     On the plus side, our holdings in the financial services and utilities groups, which together account for about one-fourth of the fund's stock position, outperformed those segments of the index. Wellington Fund's financial stocks earned a bit more than 10%, versus 4% for the S&P 500's financial sector. And our utility holdings returned -1%, versus -14% for those in the index.

IN SUMMARY

This spring's sudden rise of downtrodden value stocks and the sharp declines in high- flying technology-related stocks demonstrated the short-term unpredictability and volatility of financial markets. Sudden shifts in market psychology and in the economic environment happen periodically, although the timing and duration of such episodes are impossible to foretell with precision.

     Such unpredictability is precisely why we advocate diversification and a long-term orientation--the hallmarks of Vanguard Wellington Fund, the nation's oldest balanced mutual fund. Investors who maintain exposure to the major asset classes through balanced, well-diversified portfolios are in a strong position to withstand market turbulence. So, once you've crafted an investment plan based on your own goals, time horizon, and risk tolerance, we suggest that you stick with it.



/S/
John J. Brennan
Chairman and Chief Executive Officer

June 15, 2000


--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

In the past, Vanguard Wellington Fund's quarterly income dividend to shareholders was paid at a "set rate" (most recently $0.25 per share). Income the fund earned in excess of the set rate was distributed in the December income dividend. Going forward, the fund will distribute income on a "pay as you go" basis, rather than according to a set rate. This change provides for a more even distribution of income throughout the year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In Memory

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.
--------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.

         Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.

         Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.


----------------------------------------------------------------------
                                              TOTAL RETURNS
                                        PERIODS ENDED MAY 31, 2000
                                       -------------------------------
                                      6 MONTHS    1 YEAR     5 YEARS*
----------------------------------------------------------------------
STOCKS
  S&P 500 Index                        2.9%        10.5%       23.8%
  Russell 2000 Index                   5.5          9.9        13.5
  Wilshire 5000 Index                  2.4         10.7        22.3
  MSCI EAFE Index                      0.7         17.4        10.4
----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index          1.4%        2.1%         6.0%
  Lehman 10 Year Municipal Bond Index  0.7        -0.2          5.3
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index            2.7         5.2          5.2
----------------------------------------------------------------------
OTHER
  Consumer Price Index                 1.8%        3.1%         2.4%
----------------------------------------------------------------------
*Annualized.

         Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

U.S. STOCK MARKETS

Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.

         The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.

         Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.

         Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS

The Federal Reserve's influence on interest rates is strongest for short-term securities.Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points--from 6.29% to 6.01%--during the half-year.

         Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.

         Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive--yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS

A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

     The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.

     In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

REPORT FROM THE ADVISER

Vanguard Wellington Fund returned 1.6% during the six months ended May 31, 2000. This was a bit behind the 2.8% return for the average balanced fund and the 2.0% gain recorded by the unmanaged Wellington Composite Index, which is weighted 65% in the S&P 500 Index and 35% in the Lehman Corporate A or Better Index.

         The equity portion of the Wellington Fund, with about 68% of assets at the end of May, gained 2.3% during the first half of our fiscal year, compared with a 2.9% return for the S&P 500 Index. The fixed income portion of your fund posted a -0.8% return, half a percentage point behind the -0.3% return for the bond index.

         The stock market was quite volatile during the six months of the period, especially in the technology sector. During the first three months, when tech stocks were at their hottest, Wellington Fund underperformed its benchmarks by a rather wide margin. But during the final three months of the half-year, the fund outpaced its benchmarks and nearly closed the gap.

         The sharp rise in technology stocks through early March, and the subsequent severe correction in the sector, occurred against the backdrop of a very high economic growth rate--an annual pace well over 6.0% during the winter. The strong economic expansion raised the prospect of higher inflation, which unsettled the market. We believe that inflation will pick up some as a result of increased labor costs for employers and that rising interest rates will slow the economy. Even so, we expect corporate earnings growth to remain healthy, in part because of economic growth in Asia and Europe.

         During the past six months, we slightly reduced the fund's exposure to the financial services sector, because we think earnings among these companies could be hurt by the combination of a slowing economy and somewhat higher inflation. We also reduced our exposure to some of our holdings in the technology sector, after some of these stocks rose to levels that made them quite expensive by our standards. Stocks added to the fund during the period include Albertson's (the food retailer) and Honeywell (a diversified technology and manufacturing company). Our exposure to the health care sector increased because a number of holdings, such as Pharmacia, made sharp gains after a lackluster 1999.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

         The past half-year was a difficult period for the corporate bond market. The Federal Reserve Board raised short-term interest rates to head off inflation. But prices of Treasury securities were supported by the perception that most of the U.S. Treasury's growing budget surplus will be used to retire outstanding Treasury bonds. Corporate bond prices weren't as firm as those of Treasuries. However, the credit condition of corporate bond issuers is still quite strong, and we believe that corporate bond yields are attractive when compared with the expected rate of inflation.

         Although our "value" style of investing fared much better in the final months of the half-year, the markets remain volatile. We are encouraged by what appears to be more rational behavior by the market in recent months. And we expect that, as the world economy continues to show good strength, the securities your fund holds will do relatively well.



ERNST H. VON METZSCH, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER WELLINGTON MANAGEMENT COMPANY, LLP


June 12, 2000
                                       8

PERFORMANCE SUMMARY
WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1979-MAY 31, 2000
--------------------------------------------------------
              WELLINGTON FUND       COMPOSITE*
FISCAL   CAPITAL  INCOME   TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
--------------------------------------------------------
1980     18.1%    9.2%     27.3%    21.8%
1981     -5.6     8.4      2.8      -0.4
1982     10.1     9.7      19.8     22.4
1983     17.0     8.7      25.7     19.2
1984     0.6      7.7      8.3      7.2
1985     18.3     8.2      26.5     27.5
1986     17.3     7.0      24.3     26.4
1987     -7.1     2.8      -4.3     -2.0
1988     13.8     7.2      21.0     19.3
1989     13.4     6.6      20.0     25.7
1990     -8.4     5.8      -2.6     -0.2
--------------------------------------------------------


             WELLINGTON FUND        COMPOSITE*
FISCAL   CAPITAL  INCOME   TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
--------------------------------------------------------
1991     10.2%    6.6%     16.8%    19.2%
1992     9.2      5.8      15.0     15.9
1993     8.4      5.2      13.6     11.8
1994     -5.2     4.4      -0.8     -1.6
1995     27.3     5.4      32.7     33.0
1996     16.7     4.6      21.3     19.8
1997     14.2     4.4      18.6     21.6
1998     9.6      4.2      13.8     20.1
1999     -0.5     4.1      3.6      11.0
2000**   -0.7     2.3      1.6      2.0
--------------------------------------------------------
*Weighted  65% S&P 500 Index;  35% Lehman Long  Corporate  AA or Better
  Index through February 2000; and 35% Lehman Corporate A or Better Index thereafter.
**Six months ended May 31, 2000.
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------
                                                                 10 YEARS
                      INCEPTION                         ------------------------
                        DATE      1 YEAR    5 YEARS      CAPITAL  INCOME   TOTAL
------------------------------------------------------- ------------------------
Wellington Fund      7/1/1929      2.82%     15.15%      7.86%    4.92%   12.78%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
WELLINGTON FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.

TOTAL FUND CHARACTERISTICS                    FUND ASSET ALLOCATION*
---------------------------------             ----------------------------------
Yield            4.0%                         CASH RESERVES          1%
Turnover Rate    26%*                         BONDS                 31%
Expense Ratio  0.30%*                         STOCKS                68%
Cash Reserves   1.5%

*Annualized.


TOTAL FUND VOLATILITY MEASURES
------------------------------------------
                   WELLINGTON      S&P 500
------------------------------------------
R-Squared             0.75           1.00
Beta                  0.57           1.00


TEN LARGEST STOCKS
(% OF EQUITY ASSETS)
-----------------------------------------------
Citigroup, Inc.                            3.4%
Pharmacia Corp.                            3.4
Alcoa Inc.                                 2.7
CIGNA Corp.                                2.7
Marsh & McLennan Cos., Inc.                2.5
International Business Machines Corp.      2.4
Dow Chemical Co.                           2.0
Kimberly-Clark Corp.                       2.0
Johnson & Johnson                          1.8
Wachovia Corp.                             1.8
-----------------------------------------------
Top Ten                                   24.7%
-----------------------------------------------
Top Ten as % of Total Net Assets          16.6%



SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                    MAY 31, 1999             MAY 31, 2000
                                    --------------------------------------------
                                     WELLINGTON        WELLINGTON       S&P 500
                                    --------------------------------------------
Auto & Transportation                     10.9%            9.0%            1.9%
Consumer Discretionary                     7.1             6.8            12.0
Consumer Staples                           2.5             3.4             5.9
Financial Services                        16.1            17.6            14.7
Health Care                                9.8            10.7            10.5
Integrated Oils                           10.0             9.9             4.9
Other Energy                               2.1             1.8             1.9
Materials & Processing                    15.4            12.5             2.5
Producer Durables                          8.2             9.7             3.9
Technology                                 6.4             4.9            25.8
Utilities                                  8.1             8.7             9.1
Other                                      3.4             5.0             6.9
--------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-----------------------------------------------
                      WELLINGTON       S&P 500
-----------------------------------------------
Number of Stocks              99           500
Median Market Cap         $21.4B        $86.0B
Price/Earnings Ratio       18.7x         28.0x
Price/Book Ratio            2.5x          5.0x
Dividend Yield              2.5%          1.2%
Return on Equity           18.6%         23.7%
Earnings Growth Rate       7.3%          16.2%
Foreign Holdings          12.4%           1.3%



FIXED INCOME CHARACTERISTICS
-----------------------------------------------
                                       LEHMAN
                      WELLINGTON        INDEX*
-----------------------------------------------
Number of Bonds              204        5,629
Yield to Maturity           8.0%         7.5%
Average Coupon              7.0%         6.8%
Average Maturity      12.2 years    8.9 years
Average Quality              Aa3          Aaa
Average Duration       6.5 years    5.0 years

*Lehman Aggregate Bond Index.


DISTRIBUTION BY ISSUER
(% OF BONDS)
-----------------------------------------------
Asset-Backed                           0.0%
Commercial Mortgage-Backed             3.2
Finance                               25.1
Foreign                               10.8
Government Mortgage-Backed             3.0
Industrial                            30.1
Treasury/Agency                       14.2
Utilities                             12.6
Other                                  1.0
-----------------------------------------------
Total                                100.0%


EQUITY INVESTMENT FOCUS
----------------------------
[GRID]
STYLE                  VALUE
MARKET CAP             LARGE


FIXED INCOME INVESTMENT FOCUS
----------------------------
[GRID]
AVERAGE MATURITY       MEDIUM
CREDIT QUALITY         INVESTMENT-GRADE CORPORATE


DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
------------------------------
Treasury/Agency        14.2%
Aaa                    11.4
Aa                     20.0
A                      40.0
Baa                    13.6
Ba                      0.5
B                       0.0
Not Rated               0.3
------------------------------
Total                 100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
WELLINGTON FUND                                SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (67.8%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (6.1%)
 Ford Motor Co.                             5,449,700           $  264,651
 Union Pacific Corp.                        6,195,500              262,147
 General Motors Corp.                       2,004,208              141,547
 Delphi Automotive
  Systems Corp.                             8,649,643              156,234
 British Airways PLC ADR                    2,600,000              146,413
 Canadian National Railway Co.              4,000,000              107,250
 Norfolk Southern Corp.                     5,500,100               97,971
 CSX Corp.                                  3,984,200               86,656
 KLM Royal Dutch Air Lines
  NV ADR                                    3,958,646               86,101
 Genuine Parts Co.                          1,032,400               24,649
                                                                ----------
                                                                 1,373,619
                                                                ----------
CONSUMER DISCRETIONARY (4.6%)
 Kimberly-Clark Corp.                       5,000,000              302,500
 Whirlpool Corp.                            2,700,000              153,056
 Gillette Co.                               4,500,000              150,188
 Black & Decker Corp.                       3,500,000              127,750
 Sears, Roebuck & Co.                       3,000,000              110,812
 May Department Stores Co.                  3,462,000              104,076
 Eastman Kodak Co.                          1,600,000               95,600
                                                                ----------
                                                                 1,043,982
                                                                ----------
CONSUMER STAPLES (2.3%)
 Albertson's, Inc.                          4,000,000              146,500
 Philip Morris Cos., Inc.                   5,000,000              130,625
 Bestfoods                                  2,000,000              129,000
 H.J. Heinz Co.                             3,000,000              117,563
                                                                ----------
                                                                   523,688
                                                                ----------
FINANCIAL SERVICES (11.9%)
 Citigroup, Inc.                            8,500,000              528,594
 CIGNA Corp.                                4,596,600              408,236
 Marsh & McLennan Cos., Inc.                3,442,500              378,890
 Wachovia Corp.                             4,000,000              276,500
 U.S. Bancorp                               8,430,300              219,188
 MBIA, Inc.                                 2,677,600              154,799
 Bank of America Corp.                      2,102,680              116,830
 Ace, Ltd.                                  4,000,000              107,250
 Equity Office Properties
  Trust REIT                                4,000,000              106,250
 Jefferson-Pilot Corp.                      1,450,000               99,506
 Spieker Properties, Inc. REIT              2,000,000               92,875
 Archstone Communities
  Trust REIT                                4,000,000               89,750
 Bank One Corp.                             1,547,400               51,161
 Starwood Hotels & Resorts
  Worldwide, Inc.                           1,126,500               33,302
 Kimco Realty Corp. REIT                      794,900               32,193
                                                                ----------
                                                                 2,695,324
                                                                ----------
HEALTH CARE (7.3%)
 Pharmacia Corp.                            9,954,826              517,029
 Johnson & Johnson                          3,100,000              277,450
 Baxter International, Inc.                 3,874,700              257,668
 Abbott Laboratories                        6,000,000              244,125
 American Home Products Corp.               4,174,700              224,912
 Aventis SA ADR                             2,000,000              127,875
                                                                ----------
                                                                 1,649,059
                                                                ----------
INTEGRATED OILS (6.7%)
 Royal Dutch Petroleum Co. ADR              4,100,000              255,994
 BP Amoco PLC ADR                           4,000,000              217,500
 Repsol SA ADR                              9,105,000              191,774

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                               SHARES                (000)
--------------------------------------------------------------------------------
Chevron Corp.                               2,000,000              184,875
Conoco Inc. Class B                         5,706,267              162,629
Total Fina Elf SA ADR                       2,000,000              157,875
Texaco Inc.                                 2,477,000              142,273
USX-Marathon Group                          5,000,000              135,937
Unocal Corp.                                1,945,000               74,761
                                                                ----------
                                                                 1,523,618
                                                                ----------
OTHER ENERGY (1.2%)
 Halliburton Co.                            2,000,000              102,000
 Sunoco, Inc.                               3,000,000               96,937
 Schlumberger Ltd.                          1,000,000               73,562
                                                                ----------
                                                                   272,499
                                                                ----------
MATERIALS & PROCESSING (8.5%)
 Alcoa Inc.                                 7,000,000              409,063
 Dow Chemical Co.                           2,838,400              303,886
 Phelps Dodge Corp.                         3,604,900              161,770
 PPG Industries, Inc.                       2,700,000              133,819
 E.I. du Pont de Nemours & Co.              2,710,872              132,833
 Alcan Aluminium Ltd.                       4,000,000              131,250
 Willamette Industries, Inc.                3,171,000              103,057
 Temple-Inland Inc.                         1,984,600               98,610
 Corus Group PLC ADR                        6,000,000               90,000
 International Paper Co.                    2,500,000               87,031
 Imperial Chemical
  Industries PLC ADR                        2,515,000               78,594
 Weyerhaeuser Co.                           1,362,600               67,619
 Cabot Corp.                                2,238,300               58,336
 Lubrizol Corp.                             1,387,100               32,077
 Crompton Corp.                             2,508,463               30,415
                                                                ----------
                                                                 1,918,360
                                                                ----------
PRODUCER DURABLES (6.6%)
   Alcatel SA ADR                           5,000,000              272,813
(1)Northrop Grumman Corp.                   3,500,000              268,187
   Xerox Corp.                              7,800,000              211,575
   Emerson Electric Co.                     3,500,000              206,500
   Caterpillar, Inc.                        3,000,000              114,750
   Pall Corp.                               4,923,700              103,398
   United Technologies Corp.                1,500,000               90,656
   Pitney Bowes, Inc.                       2,000,000               87,000
   Parker Hannifin Corp.                    1,704,800               71,069
   Thomas & Betts Corp.                     2,284,500               64,823
                                                                ----------
                                                                 1,490,771
                                                                ----------
TECHNOLOGY (3.3%)
 International Business
  Machines Corp.                            3,400,000              364,863
 Hewlett-Packard Co.                        1,500,000              180,188
 Motorola, Inc.                             1,653,500              155,016
oGeneral Motors Corp. Class H                 528,018               51,977
                                                                ----------
                                                                   752,044
                                                                ----------
UTILITIES (5.9%)
 Bell Atlantic Corp.                        5,136,000              271,566
 Duke Energy Corp.                          4,000,000              233,000
 ALLTEL Corp.                               2,523,400              165,125
 SBC Communications Inc.                    3,072,600              134,234
 Unicom Corp.                               3,000,000              125,062
 Cinergy Corp.                              4,355,000              115,952
 TXU Corp.                                  2,490,000               89,017
 Pinnacle West Capital Corp.                2,263,600               80,924
 Carolina Power & Light Co.                 2,200,000               75,625
 FPL Group, Inc.                              957,000               47,372
                                                                ----------
                                                                 1,337,877
                                                                ----------
OTHER (3.4%)
   Minnesota Mining &
    Manufacturing Co.                       2,000,000              171,500
(1)Cooper Industries, Inc.                  5,085,700              170,371
   Canadian Pacific Ltd.                    6,000,800              144,769
   Norsk Hydro AS ADR                       3,131,700              119,200
   Raytheon Co. Class A                     4,500,000              106,031
   Honeywell International Inc.             1,000,000               54,688
                                                                ----------
                                                                   766,559
                                                                ----------
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,779,889)                                              15,347,400
--------------------------------------------------------------------------
                                                Face
                                              Amount
                                               (000)
--------------------------------------------------------------------------
CORPORATE BONDS (20.8%)
--------------------------------------------------------------------------
FINANCE (7.7%)
Ace INA Holdings Inc.
  8.20%, 8/15/2004                             19,000               18,771
Allstate Corp.
  6.75%, 5/15/2018                             40,000               33,242
Ambac, Inc.
  7.50%, 5/1/2023                              25,000               22,503
American Re Corp.
  7.45%, 12/15/2026                            46,345               41,489
Aon Corp.
  6.90%, 7/1/2004                              48,000               45,373
Associates Corp. of North America
  6.875%, 11/15/2008                           50,000               46,041
BB&T Corp.
  7.25%, 6/15/2007                             36,900               34,938
Banc One Corp.
  9.875%, 3/1/2019                             20,000               21,928
Bank of America Corp.
  7.20%, 4/15/2006                             20,000               19,226
Bank of America Corp.
  7.80%, 2/15/2010                             29,000               28,263
BankBoston Corp.
  6.625%, 12/1/2005                            27,000               25,201
British Gas Finance
  6.625%, 6/1/2018                             50,000               42,594
The Chase Manhattan Corp.
  6.50%, 1/15/2009                             50,000               45,184
Cincinnati Financial Corp.
  6.90%, 5/15/2028                             43,500               35,462
Citicorp
  6.75%, 8/15/2005                             40,000               38,142
Comerica Bank
  8.375%, 7/15/2024                            20,500               19,939
Dean Witter, Discover & Co.
  6.75%, 10/15/2013                            24,275               21,283
  7.07%, 2/10/2014                             17,500               15,703
Farmers Exchange Capital
  7.05%, 7/15/2028                             34,000               26,559
First Chicago Corp.
  6.375%, 1/30/2009                            48,500               42,778
First Colony Corp.
  6.625%, 8/1/2003                             34,805               33,614
First Union Corp.
  7.50%, 4/15/2035                             30,000               29,323
Fleet Financial Group
  6.875%, 1/15/2028                            50,000               41,506

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
WELLINGTON FUND                                 (000)                (000)
--------------------------------------------------------------------------------
Ford Motor Credit
  6.70%, 7/16/2004                        $    45,000          $    43,133
General Electric Capital Corp.
  7.25%, 2/1/2005                              25,000               24,737
  8.125%, 5/15/2012                            30,000               31,121
General Motors Acceptance Corp.
  6.00%, 4/1/2011                              27,370               23,115
General Re Corp.
  9.00%, 9/12/2009                             32,000               33,949
IBM Credit Corp.
  7.00%, 1/28/2002                             14,500               14,411
Jackson National Life Insurance Co.
  8.15%, 3/15/2027                             25,730               23,975
Liberty Mutual Insurance Co.
  7.875%, 10/15/2026                           56,210               46,835
Lumbermens Mutual Casualty Co.
  9.15%, 7/1/2026                              55,000               48,214
Metropolitan Life Insurance Co.
  7.70%, 11/1/2015                             51,000               48,805
NBD Bancorp, Inc.
  7.125%, 5/15/2007                            25,000               23,519
National City Bank Columbus
  7.25%, 7/15/2010                             25,000               23,318
National City Bank Pennsylvania
  7.25%, 10/21/2011                            20,000               18,317
NationsBank Corp.
  7.80%, 9/15/2016                             50,000               47,756
Northern Trust Corp.
  6.65%, 11/9/2004                             28,000               26,694
Norwest Financial Inc.
  6.25%, 12/15/2007                            35,000               31,272
Pacific Mutual Life
  7.90%, 12/30/2023                            20,000               18,603
Pitney Bowes Credit Corp.
  8.55%, 9/15/2009                             41,890               43,672
Provident Cos., Inc.
  7.25%, 3/15/2028                             40,000               30,538
Prudential Insurance Co.
  7.65%, 7/1/2007                              20,000               19,209
Frank Russell Co.
  5.625%, 1/15/2009                            50,000               43,065
SAFECO Corp.
  7.875%, 3/15/2003                            33,285               32,794
SunTrust Bank Atlanta
  7.25%, 9/15/2006                             54,000               51,532
Torchmark Corp.
  7.875%, 5/15/2023                            45,000               38,674
Toyota Motor Credit Corp.
  5.50%, 12/15/2008                            50,000               43,634
Transamerica Financial Corp.
  6.40%, 9/15/2008                             29,265               26,234
UNUM Corp.
  6.75%, 12/15/2028                            30,000               21,431
US Bank NA Minnesota
  5.625%, 11/30/2005                           50,000               44,873
Wachovia Corp.
  5.625%, 12/15/2008                           55,000               46,666
Washington Mutual, Inc.
  7.50%, 8/15/2006                             50,000               48,009
                                                                ----------
                                                                 1,747,167
                                                                ----------
--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
INDUSTRIAL (9.2%)
Airtouch Communications Inc.
  6.65%, 5/1/2008                         $    50,000          $    45,519
Albertson's Inc.
  7.75%, 6/15/2026                             45,000               41,458
American General Financial
  7.45%, 1/15/2005                             45,000               43,792
Amoco Corp.
  6.50%, 8/1/2007                              25,000               23,564
Anheuser-Busch Cos., Inc.
  7.00%, 12/1/2025                             30,000               25,933
Archer-Daniels-Midland Co.
  7.50%, 3/15/2027                             30,000               27,414
Autozone Inc.
  6.50%, 7/15/2008                             50,000               44,027
Baxter International, Inc.
  7.65%, 2/1/2027                              40,000               36,957
Becton, Dickinson & Co.
  8.70%, 1/15/2025                             20,000               19,786
The Boeing Co.
  8.75%, 8/15/2021                             40,200               42,416
CPC International, Inc.
  6.15%, 1/15/2006                              6,790                6,330
  7.25%, 12/15/2026                            10,185                9,343
CSX Corp.
  7.90%, 5/1/2017                              40,000               36,514
Champion International Corp.
  7.35%, 11/1/2025                             20,000               16,974
Continental Airlines, Inc.
  6.90%, 1/2/2018                              28,546               25,805
Continental Airlines, Inc.
 (Equipment Trust Certificates)
  6.648%, 3/15/2019                            32,016               28,461
Cox Communications, Inc.
  7.75%, 8/15/2006                             28,000               27,234
DaimlerChrysler North America
  Holding Corp. Global Notes
  7.40%, 1/20/2005                             48,000               47,120
Dean Foods Co.
  6.90%, 10/15/2017                            38,000               32,664
Diageo PLC
  6.125%, 8/15/2005                            50,530               47,019
Walt Disney Co.
  7.30%, 2/8/2005                              45,000               44,666
Federal Express Corp.
  6.72%, 1/15/2022                             48,850               44,941
Fluor Corp.
  6.95%, 3/1/2007                              42,000               39,230
Fortune Brands Inc.
  6.25%, 4/1/2008                              40,000               36,043
General Motors Corp.
  7.70%, 4/15/2016                             25,000               23,844
Georgia-Pacific Corp.
  9.625%, 3/15/2022                            22,000               22,315
Honeywell International Inc.
  7.50%, 3/1/2010                              50,000               49,343
International Business
  Machines Corp.
  8.375%, 11/1/2019                            25,000               26,668
Johnson Controls, Inc.
  7.125%, 7/15/2017                            36,300               32,539
Kimberly-Clark Corp.
  6.375%, 1/1/2028                             50,000               42,089

--------------------------------------------------------------------------------
                                                FACE                MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
Eli Lilly & Co.
    7.125%, 6/1/2025                      $    30,000          $    28,018
Lockheed Martin Corp.
    7.65%, 5/1/2016                            28,000               25,233
    7.95%, 12/1/2005                           17,500               17,183
Lucent Technologies Inc.
    7.25%, 7/15/2006                           35,000               34,656
Masco Corp.
    6.625%, 4/15/2018                          52,500               42,362
Massachusetts Institute
  of Technology
    7.125%, 11/2/2026                          22,000               20,380
Mattel Inc.
    6.125%, 7/15/2005                          35,000               29,872
McDonald's Corp.
    7.375%, 7/15/2033                          15,000               13,370
Merck & Co.
    6.40%, 3/1/2028                            50,000               43,582
Minnesota Mining &
  Manufacturing Corp.
    6.375%, 2/15/2028                          30,000               25,604
Mobil Corp.
    8.625%, 8/15/2021                          20,000               21,902
Motorola, Inc.
    7.50%, 5/15/2025                           51,500               48,388
News America Holdings Inc.
    8.00%, 10/17/2016                          29,876               26,694
    8.50%, 2/15/2005                           16,070               16,044
Norfolk Southern Corp.
    7.35%, 5/15/2007                           25,000               23,711
    8.375%, 5/15/2005                          25,000               25,137
PPG Industries, Inc.
    6.875%, 2/15/2012                          13,600               12,477
    9.00%, 5/1/2021                            19,750               21,429
Phillips Petroleum Co.
    9.375%, 2/15/2011                          20,000               21,077
Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                            59,145               66,319
Raytheon Co.
    7.375%, 7/15/2025                          18,000               14,570
    8.20%, 3/1/2006                            20,675               20,509
Rockwell International Corp.
    7.875%, 2/15/2005                          17,000               17,088
Rohm & Haas Co.
(3) 9.80%, 4/15/2020                           15,000               16,876
Joseph Seagram & Sons, Inc.
    6.625%, 12/15/2005                         50,000               45,790
Southwest Airlines Co.
    7.54%, 6/29/2015                           30,772               29,884
Stanford Univ.
    6.875%, 2/1/2024                           24,045               21,525
    7.65%, 6/15/2026                           30,000               29,222
Target Corp.
    7.50%, 2/15/2005                           45,000               44,665
Tenneco Packaging
    8.375%, 4/15/2027                          35,000               29,396
The Timken Co.
    6.875%, 5/8/2028                           40,000               33,002
Tosco Corp.
    7.80%, 1/1/2027                            35,000               31,834
--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
USA Waste Services Inc.
  7.00%, 7/15/2028                        $    46,500          $    33,855
Ultramar Diamond Shamrock
  7.20%, 10/15/2017                            40,000               34,556
United Technologies Corp.
  6.625%, 11/15/2004                           10,000                9,626
  8.75%, 3/1/2021                              22,000               23,616
Vastar Resources, Inc.
  6.50%, 4/1/2009                              49,095               45,361
Warner Lambert
  6.00%, 1/15/2008                             20,000               18,044
Wendy's International, Inc.
  6.35%, 12/15/2005                            25,500               23,773
Weyerhaeuser Co.
  6.95%, 8/1/2017                              20,000               17,024
                                                                ----------
                                                                 2,093,662
                                                                ----------
UTILITIES (3.9%)
AT&T Corp.
   7.75%, 3/1/2007                             40,000               39,578
Atlantic City Electric Co.
(2)7.00%, 9/1/2023                             18,000               15,512
BellSouth Telecommunications
   5.875%, 1/15/2009                           15,000               13,091
Carolina Power & Light Co.
   5.95%, 3/1/2009                             20,000               17,350
Central Illinois Public Service
   6.125%, 12/15/2028                          54,000               44,468
Chesapeake & Potomac
  Telephone Co. (MD)
   7.15%, 5/1/2023                             10,000               8,823
Chesapeake & Potomac
  Telephone Co. (VA)
   7.625%, 12/1/2012                           16,400               16,248
Cincinnati Bell, Inc.
   6.30%, 12/1/2028                            60,000               42,746
Consolidated Edison Co.
  of New York, Inc.
   6.45%, 12/1/2007                            20,000               18,078
   7.50%, 6/15/2023                            25,000               22,136
Duke Energy Corp.
   7.00%, 7/1/2033                             10,000                8,437
El Paso Natural Gas Co.
   7.50%, 11/15/2026                           47,030               41,857
GTE North, Inc.
   6.90%, 11/1/2008                            30,000               27,847
GTE Southwest, Inc.
   6.00%, 1/15/2006                            30,000               27,409
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                            27,725               22,866
Indiana Michigan Power Co.
   6.875%, 7/1/2004                            45,000               42,706
NGC Corp.
   7.125%, 5/15/2018                           35,000               29,085
National Rural Utilities
   5.75%, 12/1/2008                            50,000               43,158
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                             34,019               32,876
New York Telephone Co.
   7.25%, 2/15/2024                            20,000               17,274
PacifiCorp
   6.625%, 6/1/2007                            20,500               18,765

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
WELLINGTON FUND                                 (000)                (000)
--------------------------------------------------------------------------------
Pan Energy Corp.
  7.00%, 10/15/2006                       $    25,000          $    23,695
Southwestern Bell Telephone Co.
  7.25%, 7/15/2025                             25,000               21,995
  7.60%, 4/26/2007                              7,000                6,803
Sprint Capital Corp.
  6.125%, 11/15/2008                           50,000               43,566
Tennessee Gas Pipeline Co.
  7.50%, 4/1/2017                              40,000               36,595
U S WEST Communications Group
  6.875%, 9/15/2033                            30,000               24,465
Washington Gas Light Co.
  6.15%, 1/26/2026                             43,500               40,113
Wisconsin Electric Power Co.
  6.50%, 6/1/2028                              20,000               16,281
Wisconsin Gas Co.
  6.60%, 9/15/2013                             13,100               11,477
Wisconsin Power & Light Co.
  7.625%, 3/1/2010                             20,000               19,182
Wisconsin Public Service
  6.08%, 12/1/2028                             45,000               37,094
WorldCom Inc.
  6.40%, 8/15/2005                             48,000               44,871
                                                                ----------
                                                                   876,447
                                                                ----------
--------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $5,175,800)                                                4,717,276
--------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(3.3%)
--------------------------------------------------------------------------
Abbey National First Capital
  8.20%, 10/15/2004                            20,000               20,459
Abbey National PLC
  6.69%, 10/17/2005                            25,000               23,675
Amoco Canada Petroleum Co.
  7.95%, 10/1/2022                             20,000               20,236
BBV International Finance
  7.00%, 12/1/2025                             37,500               33,687
BHP Finance USA Ltd.
  7.25%, 3/1/2016                              35,000               30,403
Bank of Montreal
  7.80%, 4/1/2007                              15,000               14,926
Banque Paribas NY
  6.95%, 7/22/2013                             40,000               34,941
Banque Nationale de Paris-NY
  7.20%, 1/15/2007                             40,000               38,001
Bayerische Landesbank-NY
  6.375%, 10/15/2005                           25,000               23,985
The Development Bank of
  Singapore Ltd.
  7.875%, 8/10/2009                            31,620               30,388
Inter-American Dev. Bank
  8.875%, 6/1/2009                             50,000               54,568
KFW International Finance
  7.00%, 3/1/2013                              10,000                9,505
  7.20%, 3/15/2014                             25,000               24,410
Norsk Hydro AS
  9.00%, 4/15/2012                             20,000               20,961
Province of New Brunswick
  6.75%, 8/15/2013                             20,400               18,511
Province of Ontario
  7.00%, 8/4/2005                              40,000               39,300

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
Royal Bank of Scotland
  6.375%, 2/1/2011                        $    40,775          $    36,207
Scotland International Finance
  8.85%, 11/1/2006                             28,000               29,099
SmithKline Beecham
  7.375%, 4/15/2005                            15,000               15,015
Societe Generale-NY
  7.40%, 6/1/2006                              40,000               38,596
Southern Investments UK PLC
  6.80%, 12/1/2006                             35,000               32,305
Sun Canada Financial Co.
  6.625%, 12/15/2007                           40,000               37,902
Talisman Energy, Inc.
  7.125%, 6/1/2007                             10,000                9,365
Toronto-Dominion Bank
  6.45%, 1/15/2009                             14,000               12,553
  6.50%, 8/15/2008                             10,000                9,031
Westdeutsche Landesbank-NY
  6.75%, 6/15/2005                             50,000               47,407
Zeneca Wilmington Inc.
  7.00%, 11/15/2023                            50,000               45,594
--------------------------------------------------------------------------
TOTAL FOREIGN BONDS
(COST $780,356)                                                    751,030
--------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.3%)
--------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.8%)
Aid-Israel State
  5.89%, 8/15/2005                             23,000               22,010
U.S. Treasury Notes
  5.50%, 5/31/2003                            200,000              193,606
  5.625%, 12/31/2002                          300,000              292,182
  6.00%, 8/15/2004                            350,000              342,335
                                                                ----------
                                                                   850,133
                                                                ----------
AGENCY BONDS & NOTES (0.6%)
Federal Home Loan Bank
  5.24%, 12/18/2008                            45,000               38,407
Federal National Mortgage Assn.
  6.50%, 8/15/2004                            100,000               96,723
                                                                ----------
                                                                   135,130
                                                                ----------
MORTGAGE-BACKED SECURITIES (0.9%)
Federal National Mortgage Assn.
(3)5.735%, 1/1/2009                            39,384               34,787
(3)6.032%, 1/1/2009                            60,117               56,299
(3)6.504%, 7/1/2009                            60,297               55,746
(3)6.79%, 7/1/2009                             62,978               59,376
                                                                ----------
                                                                   206,208
                                                                ----------
--------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST $1,216,985)                                                1,191,471
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%)
--------------------------------------------------------------------------
Asset Securitization Corp.
(3)6.75%, 2/14/2041                       $    35,000          $    32,528
(3)7.49%, 4/14/2029                            34,000               33,240
Credit Suisse First Boston
  Mortgage Securities Corp.
   7.24%, 6/20/2029                            35,000               33,627
DLJ Mortgage Acceptance Corp.
(3)6.82%, 10/15/2030                           25,000               23,484
(3)7.60%, 5/15/2030                            36,000               35,145
Morgan Stanley Capital I Inc.
(3)7.22%, 7/15/2029                            35,000               33,890
Nomura Asset Securities Corp.
(3)6.69%, 3/15/2030                            34,000               30,722
--------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(COST $238,664)                                                    222,636
--------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------------
Chelan County Washington
  Public Utility District
  7.07%, 6/1/2007                              10,000                9,695
  7.10%, 6/1/2008                              12,000               11,583
Oakland CA Pension Obligation
  6.98%, 12/15/2009                            20,000               18,923
Southern California Public
  Power Auth.
  6.93%, 5/15/2017                             30,000               26,591
--------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(COST $72,000)                                                      66,792
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.38%, 6/1/2000                             265,275              265,275
  6.43%, 6/1/2000--Note G                     384,509              384,509
--------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $649,784)                                                    649,784
--------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
(COST $18,913,478)                                              22,946,389
--------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                                     (000)
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
--------------------------------------------------------------------------
Other Assets--Note C                                          $   289,521
Liabilities--Note G                                              (606,682)
                                                                ----------
                                                                 (317,161)
--------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------
Applicable to 811,488,638 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                   $22,629,228
==========================================================================

NET ASSET  VALUE  PER  SHARE                                       $27.89
==========================================================================
 * See  Note A in  Notes  to  Financial Statements.
 o Non-income-producing security.
 (1)Considered  an  affiliated  company as the fund owns
    more than 5% of the  outstanding  voting  securities  of the company.  The total market  value  of  investments  in
    affiliated   companies  was   $438,558,000.
 (2)Scheduled principal and interest payments are guaran-teed by MBIA (Municipal Bond Insurance Association).
 (3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
  ADR--American Depositary Receipt.
  REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid in Capital              $17,882,164       $22.04
Undistributed Net
 Investment Income               145,427          .18
Accumulated Net
 Realized Gains                  568,726          .70
Unrealized Appreciation--
 Note F                        4,032,911         4.97
--------------------------------------------------------------------------
NET ASSETS                   $22,629,228       $27.89
==========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                 WELLINGTON FUND
                                                   SIX MONTHS ENDED MAY 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $440,780
  Interest                                                               41,623
  Security Lending                                                        2,210
                                                                       ---------
    Total Income                                                        484,613
                                                                       ---------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             4,373
    Performance Adjustment                                               (1,340)
  The Vanguard Group--Note C
    Management and Administrative                                        30,395
    Marketing and Distribution                                            1,764
  Custodian Fees                                                             89
  Auditing Fees                                                              11
  Shareholders' Reports                                                     469
  Trustees' Fees and Expenses                                                16
                                                                       ---------
    Total Expenses                                                       35,777
    Expenses Paid Indirectly--Note D                                       (359)
                                                                       ---------
    Net Expenses                                                         35,418
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   449,195
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                         567,448
--------------------------------------------------------------------------------
CHANGE  IN  UNREALIZED  APPRECIATION
  (DEPRECIATION)  OF  INVESTMENT  SECURITIES                           (744,039)
--------------------------------------------------------------------------------
NET  INCREASE  IN  NET  ASSETS  RESULTING  FROM  OPERATIONS            $272,604
================================================================================
*Dividend income from affiliated companies was $6,258,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                                    WELLINGTON  FUND
                                                                          ---------------------------------
                                                                             SIX MONTHS                YEAR
                                                                                  ENDED               ENDED
                                                                          MAY  31, 2000       NOV. 30, 1999
                                                                                  (000)               (000)
-----------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                   $   449,195         $   977,857
   Realized Net Gain                                                           567,448           1,305,304
   Change in Unrealized Appreciation (Depreciation)                           (744,039)         (1,372,702)
                                                                           --------------------------------
      Net Increase in Net Assets Resulting from Operations                     272,604             910,459
                                                                           --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     (547,384)         (1,029,186)
    Realized Capital Gain                                                   (1,299,612)         (1,954,145)
                                                                           --------------------------------
      Total Distributions                                                   (1,846,996)         (2,983,331)
                                                                           --------------------------------
CAPITAL SHARE TRANSACTIONS1
     Issued                                                                  1,298,132           4,178,637
     Issued in Lieu of Cash Distributions                                    1,759,446           2,839,521
     Redeemed                                                               (4,700,271)         (4,928,194)
                                                                           --------------------------------
        Net Increase(Decrease)from Capital Share Transactions               (1,642,693)          2,089,964
-----------------------------------------------------------------------------------------------------------
     Total Increase (Decrease)                                              (3,217,085)             17,092
-----------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                     25,846,313          25,829,221
                                                                           --------------------------------
    End of Period                                                          $22,629,228         $25,846,313
===========================================================================================================

1Shares Issued (Redeemed)
    Issued                                                                      47,498             139,191
    Issued in Lieu of Cash Distributions                                        64,018              97,975
    Redeemed                                                                  (172,653)           (164,432)
                                                                           --------------------------------
       Net Increase (Decrease) in Shares Outstanding                           (61,137)             72,734
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                            WELLINGTON FUND
                                                                        YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED    -----------------------------------------------------
THROUGHOUT EACH PERIOD                 MAY 31, 2000            1999        1998       1997      1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $29.62       $32.29      $31.05     $28.34    $24.57    $19.33
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           0.54         1.13        1.13       1.11      1.02       .96
  Net Realized and Unrealized Gain (Loss)
      on Investments                             (0.13)       (0.14)       2.86       3.77      4.00      5.19
                                              -----------------------------------------------------------------
      Total from Investment Operations            0.41         0.99        3.99       4.88      5.02      6.15
                                              -----------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (0.64)       (1.22)      (1.18)     (1.06)     (.97)     (.88)
  Distributions from Realized Capital Gains      (1.50)       (2.44)      (1.57)     (1.11)     (.28)     (.03)
                                              -----------------------------------------------------------------
      Total Distributions                        (2.14)       (3.66)      (2.75)     (2.17)    (1.25)     (.91)
                                              -----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $27.89       $29.62      $32.29     $31.05    $28.34    $24.57
                                              =================================================================
TOTAL RETURN                                     1.55%        3.58%      13.84%     18.60%    21.26%    32.70%
                                              =================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         $22,629      $25,846     $25,829    $21,340   $16,505    $12,333
  Ratio of Total Expenses to
       Average Net Assets                       0.30%*        0.30%       0.31%      0.29%     0.31%      0.33%
  Ratio of Net Investment Income to
       Average Net Assets                       3.80%*        3.74%       3.68%      3.97%     4.08%      4.37%
  Portfolio Turnover Rate                         26%*          22%         29%        27%       30%        24%
                                              =================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Corporate A or Better Bond Index (AA or Better Index for periods prior to March 1, 2000). For the six months ended May 31, 2000, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before a decrease of $1,340,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the fund had contributed capital of $4,409,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.4% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended May 31, 2000, these arrangements reduced the fund's expenses by $359,000.

E. During the six months ended May 31, 2000, the fund purchased $1,619,950,000 of investment securities and sold $4,224,275,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $880,113,000 and $1,208,444,000, respectively.

F. At May 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,032,911,000, consisting of unrealized gains of $5,438,587,000 on securities that had risen in value since their purchase and $1,405,676,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at May 31, 2000, was $521,728,000, for which the fund had received as collateral cash of $384,509,000 and U.S. Treasury securities with a market value of $146,341,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;  Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.

ROBERT A. DISTEFANO  Information Technology.

JAMES H. GATELY  Individual Investor Group.

KATHLEEN C. GUBANICH  Human Resources.

IAN A. MACKINNON  Fixed Income Group.

F. WILLIAM MCNABB, III  Institutional Investor Group.

MICHAEL S. MILLER  Planning and Development.

RALPH K. PACKARD  Chief Financial Officer.

GEORGE U. SAUTER  Quantitative Equity Group.

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ABOUT OUR COVER

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reproduction  of Leading the Way, a 1984 work created
and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.




Q212 072000

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All rights reserved.
Vanguard Marketing
Corporation, Distributor.